UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004 (September 9,2004)




                                   BW ACQUISITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





Nevada                                               94-3377540
(State or other jurisdiction of                   (I.R.S. Employer
 Incorporation or organization)                   Identification No.)

2765 Wrondel Way, #1
Reno, NV                                            89502
(Address of Principal Executive Office)           (Zip Code)

                            (760) 732-5868
                      (Issuer's Telephone Number)






                  1000 G Street 2nd Floor, Sacramento, CA 95814
            ---------------------------------------------------------
          (Former name or former address, if changes since last report)

The purpose of this current report on Form 8-K is to report a change in control of the Company and to change the Company's Certifying Accountant .

ITEM 4(a). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 18, 2004 the Company notified Larry Legel, CPA that they were being dismissed as the Company's independent auditors.

Larry Legel, CPA performed the audit for the period ended December 31, 2000. The former accountants' report for the fiscal year ended December 31, 2000 contained uncertainties as to the ability of the Company to continue as a going concern. Neither contained any adverse opinion or a disclaimer of opinion, or was qualified.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the decision two dismiss as the Company's independent auditors, there were no disagreements with Larry Legel, CPA with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.

ITEM 4(b). CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 9, 2004, the Company's board of directors approved the engagement Of the firm of Lawrence Scharfman & Co., CPA, PA located at 9608 Honey Bell Circle, Boynton Beach, FL 33437, as the Company's independent auditors. Such Appointment was accepted by Lawrence Scharfman of the firm.

During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Lawrence Scharfman & Co., CPA, PA, the Company, or someone on the Company's behalf, had not consulted Lawrence Scharfman & Co., CPA, PA regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

On December 18, 2004 the Company provided Larry Legel, CPA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

On September 5, 2003, Roger E. Pawson, made a cash payment to one shareholder of BW Acquisition, Inc. (the "Company"), in the amount of seventeen thousand five hundred dollars ($17,500), in exchange for 2,000,000 shares of the Company's restricted Common Stock, transferred pursuant to Section 4(1) of the Securities Act of 1933, as amended. These shares, representing a controlling interest in the Company, were acquired from the controlling shareholder of the Company, specifically William F. Webster.

The purpose of the transaction was to effect a change of control of the Company to Mr. Pawson. As of the date of this filing, Mr. Pawson directly beneficially owns fifty nine percent (59%) of the issued and outstanding common stock of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Subsequent to this transaction, William F. Webster, the Company's Director and the sole Officer, appointed Mr. Pawson as an additional Director. Immediately after such appointment, Mr. Webster tendered his resignation, which the Company then accepted, leaving Mr. Pawson to serve as the Company's sole Officer and Director.

Subsequent to this transaction, the Company appointed David Funderburk as the Company's Secretary and Treasurer and as a director of the corporation.

The Company's executive offices have been relocated to 2765 Wrondel Way, No.1 Reno, NV 89502. The telephone number is (760) 732-5868.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------------     --------------------
16.1              Larry Legel, CPA letter regarding change of accountant.




                                   SIGNATURES


In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  BW ACQUISITION, INC.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)

                       By: /s/ Roger E. Pawson
                           ------------------------------------------
                           Roger E. Pawson, President and Director


                       By: /s/ David Funderburk
                           ------------------------------------------
                           David Funderburk, Secretary, Treasurer and Director


Date: December 22, 2004